UNITED STATES
SECURITIES AND EXCHANGE
COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 30, 2012

CPI INTERNATIONAL HOLDING CORP.
(Exact Name of Registrant as Specified in Charter)

Delaware	333-173372-07	90-0649687
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

811 Hansen Way, Palo Alto, CA		94303-1110
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code: (650) 846-2900

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (7 CFR 240.13e-4(c))

Item 8.01.     Other Events.

On May 30, 2012, CPI International Holding Corp. and its wholly owned subsidiary CPI International, Inc. entered into a definitive agreement to acquire the Codan Satcom business from Codan Limited.  Subject to customary closing conditions, the acquisition is expected to close by the end of June 2012.

A copy of the press release is furnished as Exhibit 99.1 to this report.

Item 9.01.     Exhibits.

(d)           Exhibits

99.1           CPI International Holding Corp. press release dated May 30, 2012

The information in this Form 8-K and the exhibit attached hereto pursuant to Item 9.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act by CPI International Holding Corp., except as expressly set forth by specific reference in such a filing.

SIGNATURE

Pursuant to the requirements of Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CPI INTERNATIONAL HOLDING CORP.
(Registrant)

Dated: May 30, 2012	/s/ JOEL A. LITTMAN
Joel A. Littman Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	CPI International Holding Corp. press release dated May 30, 2012